UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 13, 2004
                                                --------------------------------


                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                         333-104046                           13-3939229
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------

                                 Not applicable
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           (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Structural and Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-HE1, Mortgage Pass-Through Certificates, Series 2004-HE1 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-104046) (the "Registration Statement"). The Company hereby incorporates the Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement.

            The Computational Materials and Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Computational Materials and Structural and Collateral Term Sheets.

            Any statement or information contained in the Computational Materials and Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1) Structural Term Sheet and Computational Materials prepared by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-HE1, Mortgage Pass-Through
                                                Certificates, Series 2004-HE1.

            (99.2)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-HE1, Mortgage Pass-Through
                                                Certificates, Series 2004-HE1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I INC.

Date:  January 15, 2004

                                      By:    /s/ Steven Shapiro
                                          -----------------------------------
                                          Name:  Steven Shapiro
                                          Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(99.1)                  Structural Term Sheet and                     (E)
                        Computational Materials prepared
                        by Morgan Stanley & Co.
                        Incorporated in connection with
                        certain classes of Morgan
                        Stanley ABS Capital I Inc. Trust
                        2004-HE1, Mortgage Pass-Through
                        Certificates, Series 2004-HE1.

(99.2)                  Collateral Term Sheets                        (E)
                        prepared by Morgan Stanley & Co.
                        Incorporated in connection with
                        certain classes of Morgan
                        Stanley ABS Capital I Inc. Trust
                        2004-HE1, Mortgage Pass-Through
                        Certificates, Series 2004-HE1.